SUPPLEMENT TO THE PROSPECTUSES

                        CREDIT SUISSE SELECT EQUITY FUND
           CREDIT SUISSE INSTITUTIONAL FUND - SELECT EQUITY PORTFOLIO


The following information supersedes certain information in the funds' Prospectuses.

     The Credit Suisse Large Cap Core Team is responsible for the day-to-day management of the fund. The team currently consists of Sarah J. Dyer, Margaret
D. Miller, Hugh M. Neuburger and William D. Butler (see biographies below). D. Susan Everly and Sheryl M. Hempel no longer serve as Co-Portfolio Managers of the fund.

Team Member Biographies

HUGH M. NEUBURGER, Managing Director, is a portfolio manager responsible for U.S. Large Capitalization Core Equity portfolios. He joined DLJ Asset Management
(AMG), where he served in a similar capacity, in 1995, and came to CSAM in 2000 when AMG merged its business into that of CSAM. Previously, Mr. Neuburger was a founder and Managing Director of Matrix Capital Management; a Director in the pension asset management group of Prudential Insurance Company; and an assistant professor of business at the Columbia University Graduate School of Business. He holds B.A., M.A. and Ph.D. degrees in history from the University of Chicago, as well as an M.A. in economics from the University of Illinois. Mr. Neuburger has published extensively, most recently having co-authored New Methods in Financial Modeling, and is a past president of the Society of Quantitative Analysts.

WILLIAM D. BUTLER, CFA, Vice President, is a portfolio manager for U.S. Large Capitalization Core Equity portfolios. He joined AMG, where he served in a similar capacity, in 1998, and came to CSAM in 2000 when AMG merged its business into that of CSAM. Previously, Mr. Butler was a senior consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction; an Associate Director in institutional fixed income sales and trading with Mabon Securities; and an Assistant Vice President in mortgage finance at Citibank. He began his career at Dow Chemical in marketing for the company's consumer products businesses. Mr. Butler holds a B.A. in economics from the University of Notre Dame and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a member of the Society of Quantitative Analysts.

Dated: October 19, 2004                                              16-1004
                                                                     for
                                                                     WPFOC
                                                                     CSFOC
                                                                     CSISC
                                                                     2004-037